Sovereign Bancorp, Inc. 2007 Annual Meeting of Shareholders Thursday, May 3, 2007 Philadelphia, Pennsylvania

Forward-Looking Statements This presentation contains statements of Sovereign Bancorp, Inc.'s (the "Company") strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company's operations, pricing, products and services

Overview of Sovereign Joe Campanelli President and Chief Executive Officer

An Exceptional Franchise Serving the Northeastern United States 18th largest bank in U.S. with $82 billion in assets at March 31st, 2007 785 offices & over 2,000 ATM's Approx. 11,350 team members Source: SNL DataSource 5 Largest MSA's in Northeast U.S.

Sovereign's Vision and Strategy Vision To be recognized by customers and prospects as a customer-centric local community bank with large bank capabilities Strategy To acquire and retain customers by: Demonstrating convenience through our locations, technology and business approach Offering innovative and easy-to-use products and services Providing high-quality customer service that is both responsive and flexible

America's Neighborhood Bank sm

Summary of Sovereign's Business Model Increased emphasis on core commercial and consumer, franchise based businesses; Sovereign does not have any lending units whose principal focus is on sub-prime lending Core Commercial: Commercial Real Estate Mini Perm Conduit C&I Lending Business Banking Branch Business Banking SBA Centralized strategy with a de-centralized delivery structure Community Banking delivery model, each with a Market CEO Local decision making by experienced commercial/retail bankers Core Consumer (within footprint): Home Equity Lending Residential Mortgage Retail Banking

Specialty Businesses - Regional and National Auto Finance Dealer Floor Plan Indirect Auto Aviation Finance Multi-Family/CRE Health Care/Not-For-Profit Asset Based Lending Business Alliance Capital Corp. Franchise Finance Capital Markets Cash Management Equipment Finance/Leasing Trade Finance Retail Finance Sports Lending

Strategic Alliances CVS/Cardtronics Over 1,000 ATMs installed to date First Data Corp. Sovereign Merchant Services Dedicated sales force in excess of 100 ADP Sovereign Payroll Services Dedicated sales force of approximately 225 American Express - OPEN Customer Rewards Program Official card issuer

Re-energize Emphasis on Convenience and Customer Service Consumer banking emphasizes convenience and customer service Many markets offer 7-day banking Appointment banking 24/7/365 domestic call centers and internet availability Developing comprehensive strategy to serve a variety of ethnic markets including Hispanic/Latino markets Custom Switching Services

Experienced Leadership Team
Quality and Depth

Name	Business Unit	Years of Experience	Prior Institutions
Joe Campanelli	President & CEO	25+	Shawmut, Fleet
Brendan Dugan	Metro New York/New Jersey	30+	EAB Bank, CitiBank
Steve Issa	New England South & Precious Metals	25+	Bank of Rhode Island, Shawmut
Jim Lynch	Chairman & CEO, Mid-Atlantic Division	30+	Continental, Prime, Summit, Fleet
Larry McAlee	Internal Audit	20	Arthur Anderson, Sovereign
Mark McCollom, CPA	Chief Financial Officer	20+	Meridian Bank
Thomas Nadeau	Auto Finance/Consumer Lending	20+	Bay Bank
Salvatore Rinaldi	Operations & Administration	30+	Fleet, Shawmut
M. Robert Rose	Risk Management	30	Shawmut Bank, BankBoston, Fleet
Marshall Soura	Global Solutions Group and Marketing	40+	BankBoston, Bank One, Bank of America
Patrick Sullivan	New England North & Specialty Businesses	25	Shawmut, BankNorth, Bank of Ireland

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Sovereign Bancorp

Objectives for 2007 Execute on four key initiatives to deliver improved quality of earnings, provide greater transparency and understanding of Sovereign's businesses and strategy, and better position Sovereign for sustainable growth The four initiatives are to: Improve productivity and expense management Improve the capital position and quality of earnings Improve the customer experience Improve communications with all stakeholders

Improving Productivity and Expense Management

Expense Reduction Initiative Announced in December 2006 Primary focus on: Functional redundancies and operating inefficiencies Products/business lines not meeting profit or strategic goals Leverage economies of scale with vendor supply and service contracts Consolidations of departments Optimization of retail delivery channels While minimizing impact on customer facing activities and organic revenue generation Identified ~$100 million of expense reductions

Progress To Date Over 200 cost savings initiatives identified for implementation - all on plan to meet projected savings Targeted reduction in force in excess of 800 FTE positions or 7% reduction in staff 379 team member positions eliminated to date 145 positions open due to turnover have been closed Approximately 400 positions to be eliminated primarily through attrition by Q3 2007 40 non-strategic community banking offices to be closed or consolidated in the 2nd and 3rd quarter Initiatives have company-wide involvement Approved 135 of 339 team member suggestions, resulting in $5.0 million of run-rate savings

Anticipate 100% of cost reductions to be realized, on a run rate basis, by the end of 2007: 75% realized by the end of the second quarter of 2007 100% realized by the end of 2007 Over $80 million of expense reductions will be reflected in 2007 financial statements Expense savings are a key component to achieving positive operating leverage in 2007 Expense Reduction Initiative Implementation

Capital Re-investment in Core Businesses to Continue Sovereign will continue to invest in core commercial and consumer businesses as well as targeted specialty businesses Sovereign will continue to make investments to improve the customer experience Comprehensive review of all bank information systems currently underway Reduction of account opening time More incentives focused on sales and service Revitalization of Community Banking Offices Sovereign intends to direct greater marketing resources toward deposit products in 2007 Sovereign plans to open/relocate up to 40 new community banking offices over the next 2 years - up to 18 in 2007 and 22 in 2008

Improving Capital Position and Quality of Earnings

Balance Sheet Restructuring - Reduced Reliance on Wholesale Assets and Wholesale Funding Sold about $7.6 billion of assets during the fourth quarter of 2006 and first quarter of 2007: $3.3 billion of correspondent home equity loans $2.5 billion of purchased residential mortgages $1.5 billion of investment securities sold and reinvested $300 million of FHLB stock sold Reduced wholesale funding $9.1 billion during the first quarter of 2007: Reduced higher cost wholesale deposits $1.2 billion Repaid $7.9 billion of short-term borrowings

Improved Loan Mix - Result of Balance Sheet Restructuring Period-end balances December 31, 2006 March 31, 2007 1Q07 Loan Sales: $3.3 billion correspondent home equity loans $2.5 billion purchased residential mortgages $1.3 billion multi-family loans Total Commercial Loans 48.7% Total Consumer Loans 51.3% Total Commercial Loans 53.2% Total Consumer Loans 46.8%

Benefits of Restructuring Repositions Sovereign for sustainable growth in core earnings long-term Improves risk profile of balance sheet Improves capital levels Provides investment capital to support organic growth Reduces reliance on purchased assets and wholesale funding, improving quality of balance sheet and income statement Enables management to fully focus attention on building core competencies

Improvement In Core Operating Metrics Net interest margin - pro forma annualized benefit of approximately 20 to 25 basis points Net interest margin expanded 10 basis points during the first quarter of 2007 Because of timing of sales, benefit is expected to be fully reflected in 2Q07, partial benefit in 1Q07 Loan to deposit ratio improved to 107% in March 2007 from 119% in December 2006 Improved capital ratios Sovereign Bancorp's Tier 1 Leverage ratio increased approximately 50 basis points at March 31, 2007 Sovereign Bank's Total Risk-Based Capital ratio increased approximately 40 basis points at March 31, 2007

Improving The Customer Experience

Tactical Plans To Improving Customer Experience Improve quality of service Migrated back to domestically based customer service functions Refresher service training for all customer service personnel is underway and will be completed during the second quarter Realign consumer and commercial infrastructure Consolidation of commercial and retail on-line banking Economies of development Better customer experience - easier to use, more functionality Rationalize product set Franchise wide roll-out of customer switching services Optimize sales process Increase online usage Expand ATM network Developed partnership with CVS to provide ATM banking services at over 1,000 locations Align advertising and promotion with market needs

Core Deposit Growth Strategy Strategy to improve core deposit growth goals: Marketing/Sales Focus sales force on core deposit acquisition Implement coordinated, aggressive balance-building campaigns Align advertising, incentives and communication in support of the core deposit growth goals Optimize effectiveness of the advertising spend by re-allocating across geographies Integrate Small Business into marketing plan Products During the first quarter we streamlined our retail product set by half - 10 checking products to 5 Increase balance retention by addressing grandfather accounts Establish standard "everyday good rate" pricing for money market accounts Capabilities Develop and introduce Partnership Banking Program Upgrade online account marketing and acquisition capabilities Seek to leverage "Switch" program

Improving Communications with all Stakeholders

Improving Communication Management's responsibility is to share with all key constituents information that is timely, accurate, consistent and concise Key constituents include: Team Members Shareholders Analysts Customers Changes to date - Financial Disclosures: Operating earnings definition Capital ratios streamlined More credit quality detail (C&I, CRE) More deposit detail (wholesale vs. core) Community leaders Advisory groups Regulators Rating agencies

What to Expect in 2007 Disciplined and focused approach to increasing the value of our core franchise Increase the rate of household and enterprise acquisition Increase the rate of cross selling and share of wallet Continued formation of a solid capital position Company-wide program to improve our sales culture Continued focus on operational excellence Better, faster and cheaper Continue to increase communications and transparency Both internally and externally

Financial Review Mark McCollom Chief Financial Officer

2006 Financial Highlights Net income of $137 million or $.30 per share as compared to $676 million or $1.69 per diluted share in 2005 Operating/cash earnings for EPS purposes of $692 million or $1.48 per share as compared to $716 million or $1.72 per diluted share in 2005 Deposit growth of 40%, including acquisitions; organic deposit growth of 7% Loan growth of 47%, including acquisitions; organic loan growth of 16% Annualized net loan charge-offs of .25%, which excludes ..71% of net charge-offs related to the fourth quarter balance sheet restructuring, as compared to .20% in 2005 Announced balance sheet restructuring and expense management initiatives during the fourth quarter of 2006

Total Revenue Growth 2002 2003 2004 2005 2006 Net Interest Income 1160 1205 1405 1632 1822 Other Income 379 456 468 591 598 Revenue Growth 12% Annual Growth Total revenue is defined as net interest income plus total fees and other income before securities transactions $1,661 $1,539 $1,873 $2,223 $2,420

Total Expense Growth 2002 2003 2004 2005 2006 G&A 814 852 943 1089 1290 Other Expense 163 158 236 163 314 Provision 146 162 127 90 189 Total Expense Growth 12% Annual Growth Total expenses includes provision for credit losses , G&A expense and other expense . 2006 provision excludes $296 million related to the fourth quarter balance sheet restructuring. $1,172 $1,123 $1,306 $1,342 $1,792

First Quarter of 2007 Highlights Net income of $48 million or $.09 per share, including charges, as compared to $141 million or $.36 per diluted share a year ago Operating/cash earnings for EPS purposes of $180 million or $.35 per share as compared to $155 million or $.38 per diluted share a year ago Balance sheet restructuring completed during first quarter of 2007 Strong loan growth in core commercial and consumer portfolios offset by loan sales as part of balance sheet restructuring Average deposits declined $988 million during the quarter; of this $734 million was planned runoff in higher cost wholesale deposits as we reduced our reliance on these wholesale deposit sources

First Quarter of 2007 Highlights Net interest margin expanded 10 basis points from fourth quarter levels to 2.70% G&A expenses declined $25 million or 7% from fourth quarter levels Credit quality continues to meet our expectations Capital ratios expanded within expectations, with most of the ratios expanding in excess of 40 basis points Tier 1 Leverage was 6.25% vs. 5.73% at year-end Tangible equity was 4.2%, up from 3.73% at year-end Received credit rating upgrade from Moody's to A3 from Baa1

Operating Metrics 1Q06 2Q06 3Q06 4Q06 1Q07 East 0.03 0.0286 0.0264 0.026 0.027 Net Interest Margin 1Q06 2Q06 3Q06 4Q06 1Q07 East 0.0177 0.0166 0.0155 0.0156 0.0153 G&A Expense to Average Assets 1Q06 2Q06 3Q06 4Q06 1Q07 East 0.0098 0.0089 0.0091 0.0073 0.0083 Operating Return on Average Assets

What To Expect In 2007 Upper-single digit year-over-year growth in core commercial and consumer loan categories Reductions in correspondent home equity and residential mortgage lending Mid-single digit year-over-year growth from in-market deposits, offset by declines in wholesale deposits $80 million decline in G&A expenses from fourth quarter levels offset by investment in core franchise Improvement in net charge-offs over last year as result of correspondent home equity portfolio sale, partially offset by anticipated weakening of credit

Sovereign Bancorp, Inc. 2007 Annual Meeting of Shareholders Thursday, May 3, 2007 Philadelphia, Pennsylvania

Appendix

Operating Earnings Per Share This presentation contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") Sovereign's management uses the non-GAAP measures of Operating Earnings in its analysis of the company's performance. These measures typically adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring and integrating businesses, and certain non-cash charges Since certain of these items and their impact on Sovereign's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign's core businesses These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies

One Non-GAAP Financial Measure Sovereign's management used the non-GAAP measure of Operating Earnings, and that related per share amounts on their analysis of the company: Provides greater financial transparency Provides useful supplemental information when evaluating Sovereign's core businesses Operating Earnings represent net income adjusted for after- tax effects of merger-related and integration charges and any other non-recurring charges

Reconciliation of Operating Earnings to Reported GAAP Earnings ($ in thousands)

Reconciliation of Operating Earnings to Reported GAAP Earnings ($ in thousands) Quarter Ended

Sovereign Bancorp, Inc.